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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2004
                                                         -----------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


            New York                    333-106428               13-3840732
-------------------------------- --------------------------- -------------------
         (State or other               (Commission             (IRS Employer
         jurisdiction of               File Number)          Identification No.)
         incorporation)

                         300 Tice Boulevard
                         Woodcliff Lake, NJ                        07675
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              (Address of principal executive offices)           Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (201) 782-9084

                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17  CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events.
            ------------

         The Registrant registered issuances of Chase Funding, Inc., Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106428 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $328,515,000 in aggregate principal amount Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates of its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1 on November 23, 2004.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 24, 2004, as supplemented by the Prospectus Supplement, dated November 17, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of November 1, 2004, among Chase Funding, Inc., as depositor, Chase Manhattan Mortgage Corporation, as servicer and Wachovia Bank National Association, as trustee. The "Certificates" consist of the following classes: Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $341,491,118.16 as of November 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         Attached as Exhibit 99.3 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the Cut-off Date.





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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.
            ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:


             4.1 Pooling and Servicing Agreement, dated as of November 1, 2004, among Chase Funding, Inc., as Depositor, Chase Manhattan Mortgage Corporation, as Servicer and Wachovia Bank National Association, as Trustee

             99.3 Statistical Information regarding the Mortgage Loans and the related Mortgaged Properties in the final Mortgage Pool













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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By: /s/ Michael P. Crilley
                                             -----------------------------------
                                          Name:  Michael P. Crilley
                                          Title: Vice President




Date: December 8, 2004


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
                                  EXHIBIT INDEX

Exhibit No.                                               Description                                         Page No.
-----------                                               -----------                                         --------
4.1                       Pooling and Servicing Agreement, dated as of November 1,
                          2004, among Chase Funding, Inc., as Depositor, Chase
                          Manhattan Mortgage Corporation, as Servicer and Wachovia
                          Bank National Association, as Trustee

99.3                      Statistical Information regarding the Mortgage Loans and the related Mortgaged Properties in the final Mortgage Pool